UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The Hartford Financial Services Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

One Hartford Plaza, Hartford, Connecticut 06155

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on Wednesday, May 21, 2008

You can view the Form 10-K, Corporate Report
and Proxy Statement for
The Hartford Financial Services Group, Inc. at:
http://bnymellon.mobular.net/bnymellon/hig

Dear Shareholder:

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The 2008 Annual Meeting of Shareholders of The Hartford Financial Services Group, Inc. (the “Company”) will be held at the Wallace Stevens Theater, One Hartford Plaza, Hartford, Connecticut 06155, on Wednesday, May 21, 2008, at 2:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

1.	to elect a Board of Directors for the coming year;

2.	to ratify the appointment of Deloitte & Touche LLP as independent auditor of the Company for the fiscal year ending December 31, 2008; and

3.	to act upon any other business that may properly come before the annual meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on March 24, 2008 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

PLEASE SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT HOW TO OBTAIN

YOUR PROXY MATERIALS, WHICH IS DIFFERENT FROM PRIOR YEARS.

CONTROL NUMBER

You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number.

The following proxy materials are available at: http://bnymellon.mobular.net/bnymellon/HIG

•	the Company’s 2008 Notice of Annual Meeting of Shareholders and Proxy Statement;

•	the Proxy Card;

•	the Company’s Form 10-K for the year ended December 31, 2007;

•	the Company’s 2007 Corporate Report to Shareholders; and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 7, 2008 to facilitate a timely delivery.

To request a paper copy of the proxy materials:

•  call toll-free at 1-888-313-0164;

•  send an e-mail message that includes your control number to shrrelations@mellon.com; or

•  log on to http://bnymellon.mobular.net/bnymellon/HIG and follow the instructions.

YOU MUST REFERENCE YOUR
11-DIGIT CONTROL NUMBER WHEN YOU:
• request a paper copy of the proxy materials;
• view your proxy materials online; or
• vote your proxy electronically.